STATE UNIVERSITY OF NEW YORK

DEFINED CONTRIBUTION RETIREMENT PLANS

GROUP DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS

issued by

Voya Retirement Insurance and Annuity Company

and its

Variable Annuity Account C

Supplement Dated August 30, 2024 to the Contract Prospectus,

Initial Summary Prospectus, and Updating Summary Prospectus,

each dated May 1, 2024, as amended

NOTICE OF IMPORTANT INFORMATION

ABOUT YOUR CONTRACT PROSPECTUS, INITIAL SUMMARY PROSPECTUS,

AND UPDATING SUMMARY PROSPECTUS

This supplement to the variable annuity contract prospectus (“contract prospectus”), initial summary prospectus, and updating summary prospectus, updates and amends certain information contained in them. Please read this supplement carefully and keep it with the contract prospectus and updating summary prospectus that you may have received, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus, initial summary prospectus, and updating summary prospectus.

NOTICE OF IMPORTANT INFORMATION

ABOUT THE INVESTMENT ADVISER

Amundi Asset Management US, Inc. (the “Adviser”), the investment adviser to the Pioneer Balanced ESG Fund (Class K) (the “fund”), is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause the fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the fund’s Board of Trustees will be asked to approve a reorganization of the fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the fund will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the proposal to reorganize the fund.

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Effective July 26, 2024, the Delaware Diversified Income Fund’s (the “fund”) investment manager, Delaware Management Company, has contractually agreed to waive all or a portion of its investment advisory fees. As a result, CURRENT EXPENSES has been revised in APPENDIX A: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX A”), of the contract prospectus and in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT (“APPENDIX”), of the updating summary prospectus.

X.81216-24C	August 2024

The table labeled “Funds Closed to New Allocations: SUNY Voluntary Legacy Plan Contract”** of APPENDIX A in the contract prospectus, and in the APPENDIX, of the updating summary prospectus for the fund listed below is hereby replaced in their entirety, with the following:

Funds Closed to New Allocations: SUNY Voluntary Legacy Plan Contract**

INVESTMENT OBJECTIVE	FUND NAME INVESTMENT ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2023)
			1 Year	5 Years	10 Years
Seeks maximum long-term total return, consistent with reasonable risk.	Delaware Diversified Income Fund (Class A)***, 1 Investment Adviser: Delaware Management Company	0.67%	1.55%	1.13%	1.59%

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MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the contract prospectus, summary prospectuses, and Statement of Additional Information for each fund. You may obtain these documents by contacting Customer Service.

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full contract prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number, or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Please retain this supplement for future reference.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided by) Voya Retirement Insurance and Annuity Company, One Orange Way, Windsor, CT 06095. Securities are distributed by Voya Financial Partners, LLC (member SIPC). Securities may also be distributed through other broker-dealers with which Voya Financial Partners, LLC has selling agreements.

*	Operating expenses reflecting applicable waivers or expense limitations as reported in the Fund’s prospectus.
**	For the SUNY Voluntary Legacy Plan Contract, these Funds are not available for new allocations from participants that were not invested in the Funds prior to May 1, 2017. Participants that were invested in the Funds before May 1, 2017, may continue to invest in these Funds although once a participant’s investment in a Fund is fully liquidated the Fund will no longer be available for new allocations from that participant. For the SUNY ORP and NYS VDC Contracts, these Funds are not available for new allocations from any participant beginning on May 1, 2017.
***	Effective on or about December 31, 2024, the Delaware Diversified Income Fund will be renamed the Macquarie Diversified Income Fund.
[1]	This Fund is available to the general public, in addition to being available through variable annuity contracts. See “FEDERAL TAX CONSIDERATIONS - Special Considerations for Section 403(b) Plans” for a discussion of investment in one of the public Funds under 403(b) or Roth 403(b) annuity contracts.
X.81216-24C	August 2024